Aerie Pharmaceuticals, Inc. July 13, 2016 Building a Major Ophthalmic Pharmaceutical Company Exhibit 99.1

Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical trial results
for
Rhopressa
(netarsudil
ophthalmic
solution)
0.02%
relate
to
the
results
in
its
first
Phase
3
registration
trials,
Rocket
1
and
Rocket
2,
and
for
Roclatan
(netarsudil/latanoprost
ophthalmic
solution)
0.02%/0.005% relate to the results in its Phase 2b clinical trial.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,”
“plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.
TM
TM

Aerie Late Stage IOP–Lowering Products
Pre-Clinical Research
•
Rhopressa™
•
Potential for disease modification and neuroprotection
•
AR-13154
•
Significant
lesion size reduction in wet AMD
•
Drug
Delivery
-
Front
and
back
of
the
eye
Data on File
•
Rhopressa™ (netarsudil ophthalmic solution) 0.02%
•
Inhibits ROCK, NET, lowers EVP, targets diseased tissue
•
NDA filing expected  Q3 2016
•
Roclatan™
•
Fixed combination of Rhopressa™ and latanoprost
•
Two P3’s in process; topline efficacy expected Q3 2016
Aerie –
Building a Major Ophthalmic
Pharmaceutical Company
(netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%

FY 2015 U.S. Glaucoma Market = $2.5B; 34M TRx
Market Share in TRx
2015 US GLAUCOMA MARKET
Once Daily
2-3 Times Daily
9%
8%
35%
13%
15%
10%
8%
Bimatoprost
Travoprost
Latanoprost
BB
Fixed Combo
AA
CAI
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
Source: IMS MIDAS. IMS NPA

Non-PGA Market
PGA Market

Rhopressa™
and Roclatan™
Expected Aerie Market Positioning
*Data on file
Triple-Action*
Rhopressa™
Quadruple-Action*
Roclatan™
Commercialization
Strategy
–
Now
Entering
Launch
Mode
North America : ~100 sales reps targeting ~10,000 high prescribers
Europe and Japan: Currently exploring opportunities
Future drug of choice as adjunctive
therapy to PGAs when additional
IOP lowering is desired
Future drug of choice for patients
requiring maximal IOP lowering

Rhopressa™ Trials for Q3 2016 NDA Submission
“Rocket 1”
90-Day Efficacy
Registration Trial
U.S.
Rhopressa™ 0.02% QD
~200 patients
timolol BID
~200 patients
(Total enrollment: 411 patients)
“Rocket 2”
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
U.S.
Rhopressa™ 0.02% QD
~230 patients
Rhopressa™ 0.02% BID
~230 patients
timolol BID
~230 patients
(Total enrollment: 756 patients)
ClinicalTrials.gov Identifier: NCT02207491, NCT02207621

Rhopressa™ Trials for IND and EU Filing;
Not Needed for NDA Filing
ClinicalTrials.gov Identifier: NCT02246764, NCT02558374
“Rocket 4”
3 Month Efficacy
6 Month Safety
Rhopressa™ 0.02% QD
~350 patients
timolol BID
~350 patients
“Rocket 3”
One Year Safety
Registration Trial
Canada
Rhopressa™ 0.02% QD
~90 patients
Rhopressa™ 0.02% BID
~90 patients
timolol BID
~60 patients

25
24
23
22
21
20
19
18
17
16
15
mmHg +/- SEM
AR-13324 0.02% q.d. (n=129)
AR-13324 0.02% b.i.d (n=132)
Timolol 0.5% (n=142)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

25
24
23
22
21
20
19
18
17
16
15
mmHg +/- SEM
AR-13324 0.02% (n=107)
Timolol 0.5% (n=120)
Pre-
Study
8AM
Qual 1
8AM
10AM
4PM
Baseline
8AM
10AM
4PM
Week 2
8AM
10AM
4PM
Week 6
8AM
10AM
4PM
Month 3

8 Rocket 2 and Rocket 1 Performance Maximum Baseline IOP <25 mmHg *Data on File Rocket 2 Rocket 1

25
24
23
22
21
20
19
18
17
16
15
IOP mmHg + SEM
23.4
19.2
19.3
19.5
19.1
19.3
19.6

Rocket 2: 12 Month 8am IOP Efficacy
Safety Population, Completed Patients (<27 mmHg)
Difference in 8am mean IOP from
Day 90 (Month 3) to Month 12:
Rhopressa
TM
QD:
Full population: +0.1 mmHg
Subset analyses: -0.3 to +0.3 mmHg
Timolol
BID:
Full population: +0.5 mmHg
Subset analyses: +0.1 to +1.4 mmHg
*Data on File
Day 90
Month 12
AR-13324 0.02% q.d. (n=118)
BL
W2
W6
M3
M6
M9
M12

Rocket 2: Safety/Tolerability Overview of
Rhopressa
QD (Interim 12-Month)
*  Incidence of conjunctival hyperemia ~50% including baseline at ~20%
** The
updated
term
for
these
deposits
based
on
recent
MedDRA
coding
revisions
There
were
no
drug-related
serious
adverse
events
(SAEs)
No
new
adverse
events
introduced
over
the
twelve-month
period
The
most
common
adverse
event
was
conjunctival
hyperemia
with
~50%
incidence*,
the
majority
mild
Other
ocular
AEs
AEs
occurring
in
~5-23%
of
patients
included:
conjunctival
hemorrhage,
corneal
deposits
(verticillata**),
blurry
vision
and
reduced
visual
acuity
TM

Rhopressa
TM
Adverse Events Summary
Source:
Aerie
Pharmaceuticals
Rhopressa
TM
Update
public
SEC
filing,
March
17,
2016
* The
updated
term
for
these
deposits
based
on
MedDRA
coding
revisions
Hyperemia –
absent or sporadic for 90% of patients
-
only 10% of patients had hyperemia AE at all 6 study visits
Conjunctival
Hemorrhage –
sporadic subconjunctival
petechiae
-
none noted at month 12 visit
Corneal Deposits (verticillata*) –
asymptomatic non-toxic lipid deposits
-
high resolution rate
Visual
Acuity
Reduced
–
sporadic,
mostly
single
visit,
only
one
eye
-
incidence reduced over time
Vision
Blurred
–
sporadic
and
significantly
reduced
over
12
months

When Present, 80% of Rhopressa
TM
QD
Hyperemia Graded as Mild
Grade
Image
Description
0
None/Normal
1
Mild
2
Moderate
3
Severe
++
Data on File based on Rocket 2 Interim 12-month safety
For illustrative purposes only

Conjunctival Hemorrhage Using Biomicroscopy
Evaluation
•
Subconjunctival petechiae
seen sporadically in Rhopressa
TM
Rocket studies
•
MedDRA
coded to conjunctival hemorrhage
•
No conjunctival hemorrhages noted at month 12 visit
++
Data on File –
an example of conjunctival hemorrhage courtesy of investigator from Rocket 2

Adjunctive Therapy Product Safety Comparison
Source:
Aerie
Pharmaceuticals
Rhopressa
TM
Update
public
SEC
filing,
March
17, 2016
Rhopressa
TM
QD –
no systemic absorption and no serious adverse
events
Beta-Blockers BID (Timolol) –
systemic absorption and
contraindicated for patients with cardiopulmonary disease –
about
half of patients over 65
Alpha Agonists TID –
systemic absorption, hyperemia and allergic
conjunctivitis, somnolence and eye pruritus
Carbonic Anhydrase Inhibitors TID –
systemic absorption,
sulfonamide reactions, severe renal failure, dysgeusia
Prescriptions for Currently Marketed Adjunctive Therapies
Represent Nearly Half of the Entire U.S. Glaucoma Market

Aerie Perspective on Rhopressa
TM
Advantages*
*Data on file   **Preclinical data presented at American Glaucoma Society 2016 Annual Meeting and available on Aerie website
Clinical:
Demonstrated once-daily IOP lowering in Phase 3 trials
Triple mechanism of action
Potential PGA synergy
More consistent IOP-lowering across baselines than PGAs and timolol
No systemic side effects
Research:
Targets diseased trabecular meshwork in glaucoma
Potential to preserve health of trabecular outflow pathway**
Potential to promote retinal ganglion cell survival and axon regeneration**

Roclatan™ Phase 2b Clinical Trial Design
Phase 2b Protocol
Roclatan™ 0.01%
vs.
Roclatan™ 0.02%
vs.
Rhopressa™ 0.02%
vs.
latanoprost
All Dosed QD PM
~300 Patients
28 Days
Primary efficacy endpoint:
Mean diurnal IOP on Day 29
Two concentrations of
Roclatan™ vs. Rhopressa™
0.02% and latanoprost
Trial design follows FDA
requirement for fixed-dose
combination

Mean IOP at Each Time Point
Primary Efficacy Measure
0.02% Roclatan™ Achieved Statistical Superiority Over
Individual Components at All Time Points (p<0.001)
Roclatan™ Phase 2b, Intent to Treat
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
Pre-
8AM
8AM
10AM
4PM
8AM
10AM
4PM
8AM
10AM
4PM
8AM
10AM
4PM
8AM
Study
Qual 1
Baseline
Day 8
Day 15
Day 29
Day 30
0.02% Rhopressa™ (n=78)
0.005% Latanoprost
(n=73)
0.02% Roclatan™ (n=72)

Roclatan™ Phase 2b Responder Analysis:
Goal is to Achieve Lowest IOP Possible
Day 29:  % of Patients with IOP Reduced to 20 mmHg or Lower
Source: Lewis RA, Levy B, Ramirez N, Kopczynski CC, Usner DW, Novack GD for the PG324-CS201 Study Group. Fixed-dose combination of
AR-13324 and latanoprost: a double-masked, 28-day, randomised, controlled study in patients with open-angle glaucoma or ocular hypertension.
Br J Ophthalmol 2015;0:1–6. doi:10.1136/bjophthalmol-2015-306778
10%
21%
24%
39%
65%
8%
18%
29%
47%
72%
38%
46%
57%
69%
91%
0%
20%
40%
60%
80%
100%
15 mmHg
16 mmHg
17 mmHg
18 mmHg
20 mmHg
IOP on Treatment
0.005% Latanoprost (n=73)
0.02% Rhopressa™ (n=78)
0.02% Roclatan™ (n=72)

Roclatan™ Registration Trial Design
“Mercury 1”*
One Year Safety
(3 Mo. Interim
Efficacy)
Registration Trial
U.S.
“Mercury 2”
90-Day Efficacy
Registration Trial
U.S. and Canada
“Mercury 3”
6 Mo. Efficacy and
Safety
Registration Trial
Europe
Roclatan™ QD
~230 patients
Rhopressa™ 0.02% QD
~230 patients
latanoprost QD
~230 patients
Roclatan™ QD
~230 patients
Comparator (TBD)
~230 patients
*ClinicalTrials.gov Identifier: NCT02558400
Roclatan™ QD
~230 patients
Rhopressa™ 0.02% QD
~230 patients
latanoprost QD
~230 patients

Roclatan
TM
Path Forward
* Data on file. FDA guidance, presentations and sponsor meetings.
Trial design follows FDA requirement* for fixed dose combination
-
Superiority of combination over each individual component
-
Statistically significant difference at measured time points
-
Higher combo efficacy vs. components of at least ~1-3 mmHg, as previously accepted by FDA for product approval
-
Favorable safety profile
Roclatan
Phase 2b safety profile, including hyperemia, was
consistent with Rhopressa
-
latanoprost
AEs not additive
Simbrinza® (FDC) was approved in 2013 with AEs of both AA’s and
CAI’s, and also did not achieve the efficacy guidance at all time points
If Mercury 1 and Mercury 2 are Successful
Roclatan
TM
NDA Filing Expected 2H 2017
TM
TM

Expanding Franchise to Europe and Japan
Europe
Current clinical plan expected to satisfy EU regulatory requirements
(including Rocket 4 for Rhopressa
and Mercury 3 for Roclatan
)
Establishing KOL relationships in top 5 countries
Targeting completion of EU commercialization strategy by YE16
Expect to file EU MAA for Rhopressa™ by approximately mid-2017
Japan
Discussions regarding potential Rhopressa™
out-licensing are ongoing
Also preparing to advance clinical development on our own
Conferring with PMDA to confirm path to approval
Prepared to secure a CRO relationship in 2016 to conduct trials
TM
TM

Enhancing the Aerie Pipeline
Rhopressa
TM
preclinical findings*
Disease modification potential –
anti-fibrotic and increased perfusion
Neuroprotection potential
From
our
proprietary
molecule
library
–
preclinical
AR-13154
for
wet AMD and diabetic retinopathy
Drug Delivery opportunities –
front of the eye (Glaucoma) and
back of the eye (e.g., AR-13154 for wet AMD)
* Data on file

AR-13324* May Have Anti-Fibrotic Activity in
Human Trabecular Meshwork Cells
Control
TGF
2 (8ng/ml)
TGF
2 (8 ng/ml) +
AR-13324 (500nM)
P. Vasantha
Rao, Duke University
*    Active
ingredient
of
Rhopressa™;
TGF
2:
Transforming
growth
factor
2;
SMA:
Smooth
muscle
actin;
FSP1:
Fibroblast-specific
protein
1
•
Pattabiraman,
Padmanabhan
P.,
et.
Al.,
(2015
March)
“Effects
of
Rho
Kinase
inhibitor
AR-13324
on
actin
cytoskeleton
and
TGF
2
and
CTGF-
induced fibrogenic activity in Human Trabecular Meshwork Cells”.
AR-13324 Blocks TGF-beta-Induced Expression of Fibrosis
Proteins in Human TM Cells

+ Netarsudil
Control
Netarsudil* Causes Expansion of TM Tissue,
Opening Spaces for Increased Outflow
Dan Stamer (Duke), Haiyan Gong (Boston University)
TM: Trabecular Meshwork
SC: Schlemm’s
Canal
Control = buffered saline solution
*Active ingredient of Rhopressa™
Increasing Trabecular Outflow, Reducing Fibrosis Could Stop
Degeneration of Outflow Tissues in Glaucoma

+ AR-13324
Control
AR-13324* May Increase Perfusion of
Human TM Outflow Tissues
Dan Stamer (Duke), Haiyan Gong (Boston University)
AR-13324’s Ability to Increase Perfusion of Human TM Ex Vivo Supports
Potential to Provide More Nutrients and Antioxidants to the TM
Left (OS) and right (OD) eyes perfused with fluorescent microbeads
Control = buffered saline solution
*Active ingredient of Rhopressa™
** Percent Effective Filtration Area
0.00
10.00
20.00
30.00
40.00
50.00
60.00
Anterior PEFA** (%)
AR-13324
Control

RGC count
300
250
200
150
100
50
0
Center
Middle
Peripheral
*

Number of ON axon counts
20
18
16
14
12
10
8
6
4
2
0
0
500
1000
1500
2000
2500
3000
3500
4000
µ

Rhopressa
TM
Promotes RGC Survival and Axon
Regeneration Following Optic Nerve Injury
*Manuscript in revision for publication; reproduced with permission
Jeffrey Goldberg (Stanford University)*
Distance from crush site (
m)
Axon Regeneration
RGC Survival
Retina Location
Rat optic nerve crush model
AR-13324 (n=3)
Placebo  (n=3)
AR-13324 (n=3)
Placebo  (n=3)

Laser-induced
choroidal
neovascularization
(CNV) in rats
Compounds delivered
by intravitreal injection
AR-13154 vs. Eylea in Preclinical AMD Model
ROCK/JAK2/PDGFR
Inhibitor
AR-13154
Numerically
More
Effective
than
Eylea
®
in Rat Model of AMD
**
*
*
p<0.05 vs. Saline
**
p<0.001
®
Data on file
20000
30000
40000
50000
60000
70000
80000
90000
100000
110000
Saline
n=49
0.06 ug/mL
AR
-13154
n=28
0.6 ug/mL
AR
-13154
n=25
6 ug/mL
AR
-13154
n=25
800 ug/mL
Eylea
n=20
Total CNV Lesion Area (Day 21)

Normoxia
Vaso-obliteration
Neovascularization
Regression
P0
P7
P12
P17
P25
Room Air
75% Oxygen
Room Air
Vessel Loss
Proliferation
NV Regression

Percent of Control (+SEM)

Topical AR-13154(S) Provides Added Efficacy to
Eylea
in Proliferative Diabetic Retinopathy Model
Oxygen-induced
retinopathy model of
PDR (mouse)
0.06% AR-13154(S)
delivered topically from
P12 to P17
Eylea
delivered IP
Confirms AR-13154(S)
potential as effective
adjunct to anti-VEGF
therapies
-37%
-34%
-57%
**
***
***
***
***   p < 0.0001 vs. vehicle control
**    p < 0.001 vs. monotherapy
0%
20%
40%
60%
80%
100%
120%
Vehicle
Control
(n=55)
AR
-13154(S)
topical
(n=28)
Eylea
1mg/kg IP
(n=26)
AR
-13154(S)
+ Eylea
(n=18)
Total Neovascular
Area

Summary
•
Key Clinical Priorities
•
Rhopressa
TM
: NDA filing expected  Q3 2016
Rocket 4 in process (not required for NDA filing)
•
Roclatan
TM
:    Mercury 1 and 2 in process
Mercury 1 topline efficacy expected Q3 2016
•
Research Initiatives
•
Rhopressa™ disease modification, neuroprotection, sustained release
•
AR-13154 potential in wet AMD, etc.
•
Evaluating Aerie’s 3,000+ proprietary molecules
•
Business Development Opportunities
•
Drug delivery opportunities for front and back of the eye
Note: As of March 31, 2016, Aerie had $130 million of cash and marketable securities on the balance sheet

2016
2017
Rhopressa
TM
and Roclatan
TM
Key Milestones
Q3-2017: Roclatan™
P3
Mercury
1
Topline
safety (12 mos)
2H-2017: Roclatan™
NDA
filing
expected
1H-2017: Roclatan™
P3
Mercury
3
(EU)
to
be
initiated
Q1-2016: Rhopressa™
Rocket 2 Topline safety (12 mos)
Q3-2016: Rhopressa™
NDA filing
expected
Q4-2016: Rhopressa™
Rocket 4 Topline efficacy (3 mos)
Q3-2016: Roclatan™
P3 Mercury 1
Topline efficacy (3 mos)
Q2-2017: Roclatan™
P3 Mercury 2
Topline efficacy (3 mos)
Q1-2016: Roclatan™
P3
Mercury
2
initiated

Building a Major Ophthalmic Pharmaceutical Company